UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2014

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund July 31, 2014

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

Over the past year, Green Century Capital Management (Green Century) has continued to put one of our guiding principles – Investing in a Green Future – into practice in multiple ways. We want to share with you some important updates on your investments and the advocacy work that we do.

Leading on Fossil Fuel Free Investing and Reinvestment

Green Century has become a leader in the investment advisory field on fossil fuel free investing, a strategy tailored for investors who are making choices with the future in mind. As a result, Green Century Capital Management’s President Leslie Samuelrich appeared on CNBC’s Closing Bell in April with the headline “Making Green by Going Green.”

We also sent a short animated video explaining fossil fuel free investing to nearly one million people, spoke at events from York, Maine to San Francisco, California and shared our “Extracting Fossil Fuels from Your Portfolio” Guide with new and seasoned investors.

Funds Reach Record Highs

As more people and institutions have learned about Green Century, both the Balanced Fund and the Equity Fund have reached record highs – together reaching over $215 million in assets. The Green Century Funds have gathered more individual and institutional investors than at any time in our history. Thank you for investing with Green Century and referring friends and colleagues to us – it is an invaluable way to help others seek competitive returns while aligning their investments with their values.

The Green Century Equity Fund Becomes Entirely Fossil Fuel Free

On April 1, 2014, the Green Century Equity Fund became entirely fossil fuel free. With this update, Green Century became the first and only family of responsible, diversified mutual funds that is 100% free of fossil fuel companies. While the Equity Fund already did not hold coal or major oil companies, it now also avoids gas companies, many of which are susceptible to increasing reputational risks and potential investment risks as a result of hydraulic fracturing, or fracking. The Equity Fund will continue to invest in the companies that comprise the longest-running sustainable investment index, now minus the fossil fuel companies in that index.

This type of transformative move is nothing new for Green Century – we have been leaders in building the sustainable investment movement from our beginning over 23 years ago. Green Century’s innovations include the sustainability criteria we use to build the Funds’ portfolios, leading tangible and successful shareholder advocacy campaigns, and educating investors about their ability to support clean technologies.

Moving out of investments in fossil fuel companies may also protect investors against the potential of devalued assets in the future. In the last six months, many studies and reports have highlighted the potential risks that investments in these heavy carbon-producing industries can hold.

Securing Wins Through Shareholder Advocacy

Our track record of success in helping corporations adopt green practices has continued to build with our recent victories.

This winter, Green Century announced a precedent-setting policy with Kellogg’s1 that not only reduces carbon emissions, but also protects the habitats of endangered species like orangutans and Sumatran tigers, by changing the way that palm oil plantations are grown. Palm oil, which is the most widely used vegetable oil in the world and found in products from shampoo to snack foods, is all too often grown in plantations created by burning bio-diverse rainforests.

This spring, Green Century built on this success by working with General Mills,1 Smucker’s1 and ConAgra1 to secure agreements to purchase only certified deforestation-free palm oil.

We thank you for your investment in the Green Century Funds and look forward to continuing to partner with you to build a sustainable future.

Respectfully,

Green Century Capital Management

Lucia von Reusner (right), shareholder advocate at Green Century, standing with Diane Holdorf, Chief Sustainability Officer at Kellogg’s, at Kellogg’s annual meeting of shareholders. At the meeting, Green Century thanked the company for its leadership on adopting a responsible palm oil sourcing strategy.

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-93-GREEN/1-800-934-7336, visit: www.greencentury.com/contact-us/sign-up, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green__Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2014 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN/1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN/1-800-934-7336, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (unaudited)

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2014, the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 66.5% and bonds constituted 25.1% of the Fund’s net asset value. The Fund also held 0.1% of its net assets in a community investment certificate of deposit and had 8.3% invested in cash, cash equivalents and other assets, less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 81 equity holdings at fiscal year-end, none of which represented more than 2.5% of total net assets. Generally, larger, less-volatile companies constituted larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

As of July 31st, the stocks held by the Balanced Fund were also diversified by industry, with (as a percent of total net assets) Technology Hardware and Equipment (7.4%), Capital Goods (6.8%), Pharmaceuticals & Biotechnology (6.5%), and Banks (5.4%), as the largest of 23 separate industry groupings.

In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries including Healthy Living, Capital Goods and Transportation. Green Century’s environmental screens keep the Fund out of traditional energy and utility companies, while the Fund has broad exposure to information technology, health care, financial, consumer and industrial companies.

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

In addition to its equity exposure to environmental leaders, the Fund invests in designated Green Bonds. The issuers of Green Bonds have indicated that the proceeds from the bonds will be used for greenhouse gas reduction, climate adaptation, and climate change mitigation. As of July 31st, 6.1% of the total portfolio and 24.4% of the market value of the bonds held in the Fund were designated Green Bonds.

Higher quality, intermediate maturity bonds can typically lower volatility and provide a stable source of income. At fiscal year end, the Balanced Fund held 46 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (4.41 years) and duration (3.91 years) remained in the intermediate-range. The weighted average yield to maturity was 1.81%. As of July 31, 2014, 0.4% of the net assets of the Balanced Fund were invested in below investment grade securities, as rated by Moody’s Investor Service.

Economic Environment.    In July 2014, economic reports showed signs of renewed U.S. economic growth, especially in employment figures, in the view of the portfolio managers of the Fund. On a month-to-month basis, new jobs created can be quite variable, but the twelve month average provides solid guidance to the strength of the economy. Almost 2.5 million jobs were created in the past year, the most for any twelve month period since May of 2006. Aggregate hours worked expanded in the first quarter, another sign of an improving economy. While housing starts are at less than half the 2005 rate, they are at twice the rate seen in the 2009 to 2011 period, and continue to strengthen. The portfolio managers believe that recovery in housing construction is even more important than recovery in housing prices as a stimulus to the economy. At the same time, consumer price inflation remains quiescent, anchored in the 1.6% to 2.2% range. As long as inflation remains in this low and limited range, the Federal Reserve will continue to have flexibility in the pace at which it tapers off from quantitative easing. Consumer confidence, boosted by the stronger job growth, is also improving, and the Consumer Confidence Index® produced by the Conference Board is now at its highest level since October 2007.

The advance estimate of real Gross Domestic Product (GDP, the output of goods and services produced by labor and property located in the United States) indicated that growth increased at an annual rate of 4.0% in the second quarter of 2014, in contrast to the first quarter decrease of 2.1%. Over the past twelve months, real GDP increased by 2.4%. The Fund’s portfolio managers anticipate that U.S. growth will be approximately 3.5% for the next twelve months.

In contrast to conditions in the U.S., the Fund’s portfolio managers expect continued weak economic growth in Europe. They anticipate that Euro-zone economic growth will be between 1% and 1.5% for the next twelve months. Chinese economic growth is likely to continue at a 7% to 8% range. Worldwide, many countries, such as Italy, Greece, Spain, Portugal, and Argentina, continue to struggle with the after-effects of the financial crisis of 2007 to 2009, experiencing high unemployment and poor or declining economic growth. As a result, the Fund’s portfolio managers have emphasized companies with strong domestic sales over companies with primarily international sales.

Investment Strategy and Performance.    Green Century believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liabilities. As of July 31, 2014, the Fund’s portfolio managers believe that the balance of prospective risks and rewards favors stocks, with prospective returns in stocks significantly higher than those for bonds. Accordingly, the portfolio managers are currently emphasizing stocks over bonds.

The Balanced Fund holds a number of stocks which the portfolio managers believe have attractive environmental and financial characteristics. Holdings include Sealed Air1 (technologies to keep food fresh), Wabtec1 (environmentally friendly locomotives and aftermarket services), and ABB Limited1 (automation technologies that enable utility and industry customers to improve performance while lowering environmental impact).

The Fund holds $7.5 million in Green Bonds and Notes including notes issued by African Development Bank,1 Bank of America,1 Export Import Bank of Korea,1 International Finance Corp.,1 International Bank for Reconstruction and Development (World Bank),1 Regency Centers LP,1 Vornado Realty,1 and Overseas Private Investment Corp.1

For the year ending July 31, 2014, the Balanced Fund’s returns were 11.20%, outperforming the 10.76% return for its Custom Balanced Index,2 an index comprised of the S&P 1500 Index2 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index2 (40% weighting).* The Fund also outperformed the 11.15% return of the Lipper Balanced Index2 for the same twelve month period.

Green Century Balanced Fund Total expense ratio: 1.48%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2014	Green Century Balanced Fund	18.05%	11.20%	12.45%	5.48%
	Custom Balanced Index[2]	15.72%	11.10%	13.24%	6.87%
	Lipper Balanced Fund Index[2]	16.25%	9.74%	12.50%	6.51%
July 31, 2014	Green Century Balanced Fund	11.20%	11.30%	10.77%	6.27%
	Custom Balanced Index	10.76%	10.95%	11.84%	6.94%
	Lipper Balanced Fund Index	11.15%	9.58%	10.93%	6.58%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

A comparison of the Fund’s equity holdings to the S&P 1500 Supercomposite Index (the S&P 1500),2 which like the Fund includes stocks across a range of capitalizations, provides some insight into relative performance; for the fiscal year ended July 31, 2014, the stocks held by the Balanced Fund outperformed those included in the S&P 1500, 17.23% versus 14.86%. A performance attribution analysis provided by the Fund’s portfolio manager indicates that the Fund’s Health Care, Telecommunication Services, Information Technology, Materials, and Utilities equity investments boosted the Fund’s performance, while its Consumer Staples, Industrials, and Financial Services investments provided weaker returns relative to the S&P 1500. In the U.S. equity market, Energy stock returns were higher than the overall market, and therefore the Fund’s policy of non-investment in fossil-fuel companies subtracted from investment performance over the year.

The companies held in the portfolio that contributed most toward the Fund’s equity performance relative to the S&P 1500 included Shire PLC,1 NXP Semiconductors,1 SanDisk Corporation,1 Gilead Sciences, Inc.,1 and Canadian Pacific Railway.1 Companies the Fund held that detracted most from performance relative to the S&P 1500 included Whole Foods Market,1 Interface,1 Symantec,1 J. M. Smucker, and Panera Bread Company.1

The fixed income portion of the portfolio continued to be managed with the goal of seeking to balance or offset risks associated with the Fund’s investment in stocks and generating income for the Fund. For the 12 months ended July 31, 2014, gross of fees, the note- and bond-only portion of the Fund’s portfolio returned 1.81%, somewhat below the Bank of America Merrill Lynch 1 – 10 Year U.S. Corporate Government Index return of 2.53%. In addition, the Fund held considerable cash reserves for precautionary purposes (7.8% of assets as of July 31, 2014), which generated a return of 0.00% for the twelve months. Slightly weaker fixed income returns came from yield curve positioning. The Fund’s fixed income holdings were conservatively positioned, with short maturity and duration positions.

The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations. In addition, the Fund’s portfolio managers anticipate that the U.S. will experience a rising interest-rate environment for at least the next twelve months, but that short-term interest rates are likely to rise more than intermediate-term interest rates. In response, the Fund’s portfolio managers have slightly lengthened the average maturity and duration of the portfolio, but do not anticipate extending further at this time.

The S&P 500® Index and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500® Index and the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrilly Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (unaudited)

GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD400 Social Index (the KLD400 Index), minus the stocks of the companies that explore, extract, process, refine or distribute coal, oil or gas that are included in the KLD400 Index. The KLD400 Index, formerly named the Domini 400 Social Index, is the longest-running socially responsible index. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

In evaluating whether a company meets the criteria for inclusion in the Index, a company’s dedication to sustainability is analyzed across five key categories: environment; community and society; employees and supply chain; customers; and governance and ethics. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

derive significant revenues from the manufacture of tobacco products or alcoholic beverages; derive significant revenues from the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore, extract, process, refine or distribute coal, oil or gas.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for its fiscal year ended July 31, 2014 was 15.16%, while the S&P 500® Index2 returned 16.94% for the same period. Additional results for various time periods are below*:

Green Century Equity Fund Total expense ratio: 1.25%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2014	Green Century Equity Fund	21.10%	15.02%	17.02%	6.19%
	S&P 500® Index[2]	24.61%	16.58%	18.83%	7.78%
July 31, 2014	Green Century Equity Fund	15.16%	15.57%	14.97%	6.53%
	S&P 500® Index	16.94%	16.84%	16.79%	8.00%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The Equity Fund performed slightly below the S&P 500® Index, underperforming by less than two percent. Since the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500® Index, the performance of the Fund can be expected to differ from the performance of the broader benchmark. The performance of the Fund, relative to the S&P 500® Index, was boosted by the positive impact of stock selection in the Health Care, Financials, and

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses.

Telecommunication Services sectors. The relative performance of the Fund was negatively impacted by stock selection in the Information Technology, Consumer Staples, and Materials sectors.

The strongest performing sectors in the Equity Fund were Telecommunication Services, Health Care, and Information Technology, which returned 33.14%, 24.02%, and 20.95%, respectively. No sector posted negative returns, though Consumer Staples, Utilities, and Consumer Discretionary exhibited the worst returns for the year. Within the S&P 500® Index, Information Technology, Materials, and Health Care were the strongest performing sectors, gaining 28.13%, 23.12%, and 21.42%, respectively. No sector returns were negative, and the worst performing sectors were Consumer Staples, Telecommunication Services, and Utilities.

1 As of July 31, 2014, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Kellogg Company	0.00%	0.24%
General Mills, Inc.	0.01%	0.47%
The JM Smucker Company	1.17%	0.15%
ConAgra	0.00%	0.00%
Sealed Air Corporation	1.29%	0.10%
Wabtec Corporation	0.81%	0.11%
ABB Limited ADR	1.50%	0.00%
African Development Bank	0.82%	0.00%
Bank of America Corporation	0.82%	0.00%
Export-Import Bank of Korea	0.81%	0.00%
International Finance Corporation	0.82%	0.00%
International Bank for Reconstruction and Development	1.24%	0.00%
Regency Centers LP	0.61%	0.00%
Vornado Realty LP	0.61%	0.00%
Overseas Private Investment Corporation	0.41%	0.00%
Shire PLC ADR	2.31%	0.00%
NXP Semiconductors	1.03%	0.00%
SanDisk Corporation	0.40%	0.00%
Gilead Sciences, Inc.	0.84%	2.09%
Canadian Pacific Railway Ltd.	0.40%	0.00%
Whole Foods Market, Inc.	0.92%	0.21%
Interface, Inc.	0.45%	0.02%
Symantec Corporation	0.63%	0.24%
Panera Bread Company	0.70%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by either Fund during the fiscal year ended July 31, 2014, or may have been held by a Fund for a portion of the fiscal year or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the S&P 500® Index, the S&P Supercomposite 1500 Index or the Custom Balanced Index or the BofA Merrill Lynch Index. Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/14

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2014 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2014 to July 31, 2014 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2014	ENDING ACCOUNT VALUE JULY 31, 2014	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,048.00	$7.52
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.66	7.41

Equity Fund
Actual Expenses	1,000.00	1,078.20	6.44
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.80	6.26

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund and 1.25% for the Equity Fund), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2014

COMMON STOCKS — 66.5%
	SHARES	VALUE
Technology Hardware & Equipment — 7.4%
Apple, Inc.	30,716	$2,935,528
Cisco Systems, Inc.	83,524	2,107,311
F5 Networks, Inc. (a)	6,829	768,877
Palo Alto Networks, Inc. (a)	5,662	457,829
QUALCOMM, Inc.	31,102	2,292,218
SanDisk Corporation	5,351	490,740

		9,052,503

Capital Goods — 6.8%
ABB Ltd. American Depositary Receipt (a)(b)	79,659	1,832,157
Eaton Corporation PLC (b)	15,177	1,030,822
Lincoln Electric Holdings, Inc.	24,209	1,608,446
Middleby Corporation (The) (a)	6,045	440,439
Pentair PLC	8,937	572,593
Valmont Industries, Inc.	9,052	1,318,243
W.W. Grainger, Inc.	2,176	511,686
Wabtec Corporation	12,298	992,203

		8,306,589

Pharmaceuticals & Biotechnology — 6.5%
Amgen, Inc.	10,456	1,331,990
Gilead Sciences, Inc. (a)	11,207	1,026,001
GlaxoSmithKline PLC American Depositary Receipt (b)	31,085	1,503,581
Novartis A.G. American Depositary Receipt (b)	13,937	1,211,683
Shire PLC American Depositary Receipt (b)	11,428	2,817,002

		7,890,257

Banks — 5.4%
East West Bancorp, Inc.	23,205	790,362
Fifth Third Bancorp	59,794	1,224,581
First Republic Bank	12,079	564,331
JPMorgan Chase & Company	15,051	867,991
Umpqua Holdings Corporation	107,099	1,812,115
Wells Fargo & Company	26,213	1,334,242

		6,593,622

Software & Services — 4.8%
Citrix Systems, Inc. (a)	5,269	356,869
eBay, Inc. (a)	10,068	531,591
Google, Inc., Class A (a)	1,195	692,562
Google, Inc., Class C (a)	1,195	683,062
Software & Services — (continued)
International Business Machines Corporation	103	19,742
MasterCard, Inc., Class A	20,180	1,496,347
Microsoft Corporation	48,530	2,094,555

		5,874,728

Healthcare Equipment & Services — 4.7%
Baxter International, Inc.	19,756	1,475,576
Hologic, Inc. (a)	27,988	729,647
Omnicell, Inc. (a)	34,317	940,286
UnitedHealth Group, Inc.	21,130	1,712,586
Zimmer Holdings, Inc.	8,952	895,827

		5,753,922

Diversified Financials — 4.6%
American Express Company	4,365	384,120
Charles Schwab Corporation (The)	59,641	1,655,038
Citigroup, Inc.	14,937	730,569
Stifel Financial Corporation (a)	45,527	2,084,681
T. Rowe Price Group, Inc.	10,370	805,334

		5,659,742

Insurance — 4.0%
Aflac, Inc.	26,068	1,557,302
Horace Mann Educators Corporation	45,430	1,301,570
Lincoln National Corporation	9,136	478,635
Reinsurance Group of America, Inc.	18,685	1,499,658

		4,837,165

Food & Beverage — 2.9%
General Mills, Inc.	300	15,045
JM Smucker Company (The)	14,257	1,420,567
Keurig Green Mountain, Inc.	6,509	776,394
Unilever NV American Depositary Receipt (b)	31,749	1,305,836

		3,517,842

Renewable Energy & Energy Efficiency — 2.7%
First Solar, Inc. (a)	14,364	906,512
Johnson Controls, Inc.	42,904	2,026,785
Ormat Technologies, Inc.	14,579	375,992

		3,309,289

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2014continued

	SHARES	VALUE
Semiconductors — 2.5%
Applied Materials, Inc.	27,383	$573,948
ARM Holdings PLC American Depositary Receipt (b)	7,722	330,193
Intel Corporation	15,114	512,213
NXP Semiconductors NV (a)(b)	20,229	1,261,278
Xilinx, Inc.	9,641	396,534

		3,074,166

Retailing — 2.1%
Home Depot, Inc. (The)	10,868	878,677
Priceline Group, Inc. (The) (a)	364	452,252
TJX Companies, Inc. (The)	23,348	1,244,215

		2,575,144

Materials — 2.0%
Owens-Illinois, Inc. (a)	26,431	824,383
Sealed Air Corporation	48,847	1,568,966

		2,393,349

Transportation — 1.6%
Canadian Pacific Railway Ltd.	2,569	487,981
United Parcel Service, Inc., Class B	14,699	1,427,126

		1,915,107

Consumer Durables & Apparel — 1.6%
Deckers Outdoor Corporation (a)	10,889	963,785
Jarden Corporation (a)	16,806	939,456

		1,903,241

Healthy Living — 1.4%
United Natural Foods, Inc. (a)	9,972	584,559
Whole Foods Market, Inc.	29,412	1,124,126

		1,708,685

Consumer Services — 1.2%
Panera Bread Company, Class A (a)	5,805	855,076
Starbucks Corporation	275	21,362
Starwood Hotels & Resorts Worldwide, Inc.	7,632	586,443

		1,462,881

Telecommunication Services — 1.2%
BT Group PLC American Depositary Receipt (b)	12,148	795,937
SBA Communications Corporation, Class A (a)	6,029	644,681

		1,440,618

Media — 1.1%
Discovery Communications, Inc., Class A (a)	6,554	558,467
Imax Corporation (a)	31,470	827,346

		1,385,813

Automobiles & Components — 0.7%
BorgWarner, Inc.	13,952	868,512

Food & Staples Retailing — 0.6%
Costco Wholesale Corporation	5,952	699,598

Commercial & Professional Services — 0.4%
Interface, Inc.	34,302	543,687

Household & Personal Products — 0.3%
Church & Dwight Company, Inc.	5,304	340,411

Total Common Stocks (Cost $63,511,705)		81,106,871

BONDS & NOTES — 25.1%
	PRINCIPAL AMOUNT	VALUE
Green Bonds, Renewable Energy & Energy Efficiency — 6.2%
African Development Bank 0.75%, due 10/18/16 (b)	$1,000,000	$1,004,540
Bank of America Corporation 1.35%, due 11/21/16	1,000,000	1,003,308
Export-Import Bank of Korea 1.75%, due 2/27/18 (b)	1,000,000	990,691
International Bank for Reconstruction & Development 0.375%, due 8/24/15	1,000,000	1,002,023
International Bank for Reconstruction & Development 2.00%, due 10/20/16	500,000	514,445
International Finance Corporation 0.625%, due 11/15/16	1,000,000	997,006
Johnson Controls, Inc. 5.50%, due 1/15/16	500,000	533,731
Regency Centers LP 3.75%, due 6/15/24	750,000	748,581
Vornado Realty LP 2.50%, due 6/30/19	750,000	749,414

		7,543,739

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2014continued

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agencies — 5.5%
Federal Farm Credit Bank 5.125%, due 8/25/16	$500,000	$546,308
Federal Farm Credit Bank 2.50%, due 11/5/20	1,000,000	999,399
Federal Farm Credit Bank 2.26%, due 11/13/24	1,000,000	942,445
Federal Home Loan Bank 5.625%, due 6/13/16	1,000,000	1,095,389
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	601,516
Federal Home Loan Bank 2.00%, due 6/25/27 (c)	1,000,000	977,372
Federal Home Loan Mortgage Corporation 0.35%, due 12/5/14	500,000	500,487
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	544,970
Overseas Private Investment Corporation 3.33%, due 5/15/33	250,000	248,501
Overseas Private Investment Corporation 3.43%, due 6/1/33	250,000	253,894

		6,710,281

Software & Services — 2.9%
International Business Machines Corporation 2.00%, due 1/5/16	500,000	510,693
International Business Machines Corporation 8.375%, due 11/1/19	500,000	649,181
Microsoft Corporation 1.625%, due 9/25/15	500,000	507,738
Oracle Corporation 1.20%, due 10/15/17	500,000	497,519
Oracle Corporation 5.00%, due 7/8/19	500,000	564,462
Symantec Corporation 4.20%, due 9/15/20	750,000	771,081

		3,500,674

Banks — 2.2%
HSBC Bank USA N.A. 6.00%, due 8/9/17	500,000	561,294
Banks — (continued)
HSBC Holdings PLC 5.10%, due 4/5/21	750,000	850,261
JPMorgan Chase & Company 5.125%, due 9/15/14	500,000	502,588
JPMorgan Chase & Company 4.40%, due 7/22/20	750,000	813,699

		2,727,842

Diversified Financials — 2.1%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21	1,000,000	1,046,066
Citigroup, Inc. 3.953%, due 6/15/16	500,000	526,647
Deutsche Bank A.G. 3.25%, due 1/11/16 (b)	500,000	517,544
Morgan Stanley 3.80%, due 4/29/16	500,000	523,964

		2,614,221

Pharmaceuticals & Biotechnology — 1.5%
Amgen, Inc. 4.85%, due 11/18/14	500,000	506,619
Amgen, Inc. 5.70%, due 2/1/19	750,000	858,971
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	500,000	502,194

		1,867,784

Telecommunication Services — 1.5%
America Movil SAB de C.V. 5.00%, due 10/16/19 (b)	750,000	837,765
AT&T, Inc. 2.50%, due 8/15/15	333,000	339,631
Verizon Communications, Inc. 6.35%, due 4/1/19	500,000	587,534

		1,764,930

Technology Hardware & Equipment — 0.8%
Dell, Inc. 2.30%, due 9/10/15	500,000	501,500
EMC Corporation 1.875%, due 6/1/18	500,000	499,691

		1,001,191

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2014concluded

	PRINCIPAL AMOUNT	VALUE
Healthcare Equipment & Services — 0.8%
Baxter International, Inc. 1.85%, due 6/15/18	$500,000	$501,267
Stryker Corporation 1.30%, due 4/1/18	500,000	491,948

		993,215

Capital Goods — 0.7%
Koninklijke Philips NV 5.75%, due 3/11/18	750,000	853,886

Media — 0.5%
Discovery Communications LLC 5.625%, due 8/15/19	500,000	568,203

Food & Staples Retailing — 0.4%
CVS Caremark Corporation 2.25%, due 12/5/18	500,000	504,524

Total Bonds & Notes (Cost $30,274,371)		30,650,490

CERTIFICATES OF DEPOSIT — 0.1%
Self Help Credit Union Environmental Certificate of Deposit 1.25%, due 8/10/16	95,000	95,000

Total Certificates Of Deposit (Cost $95,000)		95,000

SHORT-TERM OBLIGATION — 7.8%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.00%, dated 7/31/14, due 8/1/14, proceeds $9,502,128 (collateralized by Freddie Mac, 3.500%, due 2/15/41, value $9,694,428) (Cost $9,502,128)		9,502,128

TOTAL INVESTMENTS (d) — 99.5%
(Cost $103,383,204)		121,354,489
Other Assets Less Liabilities — 0.5%		552,394

NET ASSETS — 100.0%		$121,906,883

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at July 31, 2014.
(d)	The cost of investments for federal income tax purposes is $103,380,571 resulting in gross unrealized appreciation and depreciation of $19,032,598 and $1,058,680 respectively, or net unrealized appreciation of $17,973,918.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2014

COMMON STOCKS — 99.0%
	SHARES	VALUE
Software & Services — 14.0%
Accenture PLC, Class A	9,019	$715,026
Adobe Systems, Inc. (a)	6,709	463,659
Advent Software, Inc.	558	18,113
Autodesk, Inc. (a)	3,191	170,240
CA, Inc.	4,755	137,324
Cognizant Technology Solutions Corporation, Class A (a)	8,582	420,947
Compuware Corporation	3,116	28,356
Convergys Corporation	1,397	27,088
FactSet Research Systems, Inc.	589	70,757
FleetCor Technologies, Inc. (a)	1,056	140,226
Google, Inc., Class A (a)	3,977	2,304,870
Google, Inc., Class C (a)	4,052	2,316,123
International Business Machines Corporation	14,010	2,685,297
Intuit, Inc.	3,818	312,961
NetSuite, Inc. (a)	515	43,420
Oracle Corporation	50,945	2,057,668
Salesforce.com, Inc. (a)	8,094	439,099
Symantec Corporation	9,760	230,922
Teradata Corporation (a)	2,256	95,113
Xerox Corporation	15,937	211,325
Yahoo!, Inc. (a)	13,590	486,658

		13,375,192

Pharmaceuticals & Biotechnology — 10.4%
Affymetrix, Inc. (a)	991	8,523
Agilent Technologies, Inc.	4,739	265,810
Amgen, Inc.	10,687	1,361,417
Biogen Idec, Inc. (a)	3,345	1,118,534
Bristol-Myers Squibb Company	23,367	1,182,837
Cepheid, Inc. (a)	1,042	39,221
Fluidigm Corporation (a)	349	9,992
Gilead Sciences, Inc. (a)	21,782	1,994,142
Merck & Company, Inc.	41,643	2,362,824
Mettler-Toledo International, Inc. (a)	416	106,970
PAREXEL International Corporation (a)	807	43,223
Techne Corporation	550	51,326
Thermo Fisher Scientific, Inc.	5,538	672,867
Vertex Pharmaceuticals, Inc. (a)	3,337	296,693
VIVUS, Inc. (a)	1,168	5,630
Waters Corporation (a)	1,213	125,473
Pharmaceuticals & Biotechnology — (continued)
Zoetis, Inc.	7,097	233,562

		9,879,044

Technology Hardware & Equipment — 6.5%
Black Box Corporation	196	4,057
Calix, Inc. (a)	430	3,995
Cisco Systems, Inc.	72,949	1,840,503
Corning, Inc.	19,751	388,107
Digi International, Inc. (a)	323	2,668
EMC Corporation	28,702	840,968
Flextronics International Ltd. (a)	8,538	88,710
Hewlett-Packard Company	26,939	959,298
Kemet Corporation (a)	559	2,756
Lexmark International, Inc.	832	39,961
Motorola Solutions, Inc.	3,225	205,368
Oplink Communications, Inc. (a)	231	4,403
Plantronics, Inc.	611	28,699
Polycom, Inc. (a)	2,000	25,640
QUALCOMM, Inc.	23,951	1,765,189
Silicon Graphics International Corporation (a)	443	4,213
Super Micro Computer, Inc. (a)	474	12,404

		6,216,939

Capital Goods — 6.5%
3M Company	8,919	1,256,598
A.O. Smith Corporation	1,101	51,417
AECOM Technology Corporation (a)	1,254	42,573
AGCO Corporation	1,287	62,690
Air Lease Corporation	1,427	49,160
American Science & Engineering, Inc.	117	7,348
Applied Industrial Technologies, Inc.	566	27,428
Builders FirstSource, Inc. (a)	589	3,499
Caterpillar, Inc.	9,029	909,672
CLARCOR, Inc.	721	42,762
Cummins, Inc.	2,506	349,311
Deere & Company	4,967	422,741
Dover Corporation	2,405	206,253
EMCOR Group, Inc.	952	38,965
Fastenal Company	3,993	177,090
Graco, Inc.	884	65,549
Granite Construction, Inc.	512	16,666
H&E Equipment Services, Inc. (a)	455	16,462

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2014continued

	SHARES	VALUE
Capital Goods — (continued)
Illinois Tool Works, Inc.	5,697	$469,262
Ingersoll-Rand PLC	3,938	231,515
Lincoln Electric Holdings, Inc.	1,106	73,483
Masco Corporation	5,019	104,395
Meritor, Inc. (a)	1,255	15,775
Middleby Corporation (The) (a)	820	59,745
Nordson Corporation	882	66,300
Owens Corning	1,552	52,846
Pall Corporation	1,560	120,853
Parker Hannifin Corporation	2,104	241,855
Rockwell Automation, Inc.	1,967	219,635
Snap-on, Inc.	824	99,045
Tennant Company	238	17,362
Timken Company (The)	1,073	47,534
United Rentals, Inc. (a)	1,366	144,659
W.W. Grainger, Inc.	871	204,816
WABCO Holdings, Inc. (a)	829	80,811
Wabtec Corporation	1,355	109,321
Xylem, Inc.	2,614	92,248

		6,197,644

Diversified Financials — 5.8%
American Express Company	13,548	1,192,224
Ameriprise Financial, Inc.	2,705	323,518
Bank of New York Mellon Corporation (The)	16,060	626,983
BlackRock, Inc.	1,896	577,768
Charles Schwab Corporation (The)	16,571	459,845
CME Group, Inc.	4,527	334,726
Franklin Resources, Inc.	5,808	314,503
Intercontinental Exchange, Inc.	1,630	313,319
Invesco Ltd.	6,135	230,860
Legg Mason, Inc.	1,536	72,883
Northern Trust Corporation	3,145	210,369
PHH Corporation (a)	728	16,999
State Street Corporation	6,118	430,952
T. Rowe Price Group, Inc.	3,712	288,274
TD Ameritrade Holding Corporation	3,927	126,135

		5,519,358

Food & Beverage — 5.2%
Bunge Ltd.	2,114	166,668
Campbell Soup Company	2,912	121,110
Coca-Cola Enterprises, Inc.	3,425	155,666
Darling Ingredients, Inc. (a)	2,325	43,524
General Mills, Inc.	8,846	443,627
Food & Beverage — (continued)
Hillshire Brands Company (The)	1,728	108,467
JM Smucker Company (The)	1,466	146,072
Kellogg Company	3,811	228,012
Keurig Green Mountain, Inc.	1,756	209,456
Kraft Foods Group, Inc.	8,450	452,793
McCormick & Company, Inc.	1,673	110,050
Mondelez International, Inc., Class A	24,052	865,872
PepsiCo, Inc.	21,559	1,899,348

		4,950,665

Household & Personal Products — 5.2%
Avon Products, Inc.	6,180	81,576
Clorox Company (The)	1,838	159,667
Colgate-Palmolive Company	13,031	826,166
Energizer Holdings, Inc.	885	101,563
Estee Lauder Companies, Inc. (The), Class A	3,374	247,854
Kimberly-Clark Corporation	5,374	558,197
Procter & Gamble Company (The)	38,407	2,969,629

		4,944,652

Real Estate — 4.6%
American Tower Corporation	5,593	527,923
AvalonBay Communities, Inc.	1,832	271,283
Boston Properties, Inc.	2,161	258,131
CBRE Group, Inc., Class A (a)	4,202	129,590
Corporate Office Properties Trust	1,246	35,349
Digital Realty Trust, Inc.	1,814	116,803
Duke Realty Corporation	4,681	84,211
Equity Residential	4,854	313,811
Federal Realty Investment Trust	941	114,896
Forest City Enterprises, Inc., Class A (a)	2,162	41,446
HCP, Inc.	6,513	270,485
Host Hotels & Resorts, Inc.	10,723	233,118
Jones Lang LaSalle, Inc.	637	78,797
Liberty Property Trust	2,111	74,244
Macerich Company (The)	1,998	129,890
Plum Creek Timber Company, Inc.	2,495	103,218
Potlatch Corporation	545	22,508
Prologis, Inc.	7,102	289,833
Simon Property Group, Inc.	4,446	747,773
UDR, Inc.	3,563	103,612
Vornado Realty Trust	2,387	253,070
Weyerhaeuser Company	7,437	232,927

		4,432,918

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2014continued

	SHARES	VALUE
Semiconductors — 4.2%
Advanced Micro Devices, Inc. (a)	8,866	$34,666
Analog Devices, Inc.	4,430	219,861
Applied Materials, Inc.	17,108	358,584
Intel Corporation	70,415	2,386,364
Lam Research Corporation	2,297	160,790
Microchip Technology, Inc.	2,820	126,956
Texas Instruments, Inc.	15,352	710,030

		3,997,251

Healthcare Equipment & Services — 3.8%
AmerisourceBergen Corporation	3,248	249,804
Becton, Dickinson and Company	2,745	319,079
Brookdale Senior Living, Inc. (a)	530	18,368
Cardinal Health, Inc.	4,854	347,789
Cerner Corporation (a)	4,388	242,218
Cigna Corporation	3,869	348,365
DENTSPLY International, Inc.	2,012	93,397
Edwards Lifesciences Corporation (a)	1,528	137,902
Henry Schein, Inc. (a)	1,197	139,151
Hologic, Inc. (a)	3,148	82,068
Humana, Inc.	2,181	256,595
IDEXX Laboratories, Inc. (a)	731	90,995
Laboratory Corporation of America Holdings (a)	1,198	124,221
Medtronic, Inc.	14,161	874,300
Molina Healthcare, Inc. (a)	404	16,503
MWI Veterinary Supply, Inc. (a)	202	28,534
Patterson Companies, Inc.	1,193	46,539
Select Medical Holdings Corporation	1,232	19,145
Team Health Holdings, Inc. (a)	1,041	58,869
Varian Medical Systems, Inc. (a)	1,454	119,446

		3,613,288

Telecommunication Services — 3.6%
CenturyLink, Inc.	8,188	321,297
Cincinnati Bell, Inc. (a)	2,820	10,744
Level 3 Communications, Inc. (a)	2,490	109,510
Sprint Corporation (a)	11,167	82,078
Verizon Communications, Inc.	58,653	2,957,284

		3,480,913

Retailing — 3.5%
ANN, Inc. (a)	672	24,696
Bed Bath & Beyond, Inc. (a)	3,030	191,769
Retailing — (continued)
Best Buy Company, Inc.	4,131	122,815
Blue Nile, Inc. (a)	189	4,867
Brown Shoe Company, Inc.	555	15,646
Buckle, Inc. (The)	392	17,444
CarMax, Inc. (a)	3,157	154,093
Foot Locker, Inc.	2,075	98,625
GameStop Corporation, Class A	1,680	70,510
Gap, Inc. (The)	3,475	139,382
Genuine Parts Company	2,172	179,885
HSN, Inc.	501	28,001
Kohl’s Corporation	3,036	162,547
LKQ Corporation (a)	4,234	110,740
Men’s Wearhouse, Inc. (The)	579	29,135
Netflix, Inc. (a)	804	339,867
New York & Company, Inc. (a)	300	1,011
Nordstrom, Inc.	2,034	140,814
Nutrisystem, Inc.	323	5,184
Office Depot, Inc. (a)	7,224	36,192
PetSmart, Inc.	1,408	95,941
Pier 1 Imports, Inc.	1,334	20,090
Pool Corporation	644	35,265
Shutterfly, Inc. (a)	537	26,485
Signet Jewelers Ltd.	1,072	109,119
Staples, Inc.	9,241	107,103
Tiffany & Company	1,822	177,845
TJX Companies, Inc. (The)	10,061	536,151
Tractor Supply Company	1,951	121,294
TripAdvisor, Inc. (a)	1,660	157,434
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	873	80,604
Vitacost.com, Inc. (a)	220	1,756
Weyco Group, Inc.	120	3,115

		3,345,425

Materials — 3.5%
Air Products & Chemicals, Inc.	2,995	395,190
Albemarle Corporation	1,138	69,805
Avery Dennison Corporation	1,389	65,575
Ball Corporation	1,874	114,801
Compass Minerals International, Inc.	474	40,773
Domtar Corporation	894	32,112
Eastman Chemical Company	2,163	170,401
Ecolab, Inc.	3,827	415,344
H.B. Fuller Company	715	31,925
International Flavors & Fragrances, Inc.	1,143	115,432

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2014continued

	SHARES	VALUE
Materials — (continued)
MeadWestvaco Corporation	2,460	$102,828
Minerals Technologies, Inc.	500	29,035
Mosaic Company (The)	4,550	209,801
Nucor Corporation	4,518	226,894
Praxair, Inc.	4,161	533,191
Rock-Tenn Company, Class A	1,011	100,524
Schnitzer Steel Industries, Inc., Class A	354	9,455
Sealed Air Corporation	2,896	93,020
Sherwin-Williams Company (The)	1,206	248,713
Sigma-Aldrich Corporation	1,691	169,810
Sonoco Products Company	1,443	56,479
Valspar Corporation (The)	1,157	86,833
Wausau Paper Corporation	607	6,112

		3,324,053

Banks — 3.2%
Bank of Hawaii Corporation	601	34,365
BB&T Corporation	10,081	373,199
Cathay General Bancorp	1,037	26,537
CIT Group, Inc.	2,779	136,477
Comerica, Inc.	2,592	130,274
Heartland Financial USA, Inc.	221	5,266
International Bancshares Corporation	818	20,736
KeyCorp	12,683	171,728
M&T Bank Corporation	1,661	201,811
New York Community Bancorp, Inc.	6,253	99,298
Old National Bancorp	1,476	19,749
People’s United Financial, Inc.	4,317	62,683
PNC Financial Services Group, Inc. (The)	7,562	624,319
Popular, Inc. (a)	1,555	49,604
U.S. Bancorp	25,801	1,084,416
Umpqua Holdings Corporation	2,456	41,555

		3,082,017

Insurance — 2.9%
ACE Ltd.	4,771	477,577
Aflac, Inc.	6,449	385,263
Chubb Corporation (The)	3,472	301,057
Hartford Financial Services Group, Inc.	6,338	216,506
Marsh & McLennan Companies, Inc.	7,764	394,178
Insurance — (continued)
PartnerRe Ltd.	670	69,921
Principal Financial Group, Inc.	4,178	207,563
Progressive Corporation (The)	8,002	187,567
Travelers Companies, Inc. (The)	4,985	446,457
Willis Group Holdings PLC	2,281	92,951

		2,779,040

Media — 2.9%
Cablevision Systems Corporation, Class A	2,862	55,008
Charter Communications, Inc., Class A (a)	1,051	162,400
Discovery Communications, Inc., Class A (a)	2,102	179,111
Discovery Communications, Inc., Class C (a)	1,150	96,715
DreamWorks Animation SKG, Inc., Class A (a)	943	18,860
John Wiley & Sons, Inc., Class A	650	39,058
Liberty Global PLC, Class A (a)	3,124	129,958
Liberty Global PLC, Series C (a)	7,526	300,965
New York Times Company (The), Class A	1,834	22,907
Scholastic Corporation	347	12,291
Scripps Networks Interactive, Inc., Class A	1,192	98,233
Time Warner Cable, Inc.	3,927	569,808
Time Warner, Inc.	12,641	1,049,456

		2,734,770

Consumer Services — 2.9%
Choice Hotels International, Inc.	432	20,256
Darden Restaurants, Inc.	1,866	87,236
DeVry Education Group, Inc.	874	34,934
Jack in the Box, Inc.	579	33,113
Marriott International, Inc., Class A	3,330	215,484
McDonald’s Corporation	14,016	1,325,353
Royal Caribbean Cruises Ltd.	2,337	139,402
Starbucks Corporation	10,702	831,331
Vail Resorts, Inc.	539	40,695

		2,727,804

Transportation — 2.8%
ArcBest Corporation	335	10,630
Avis Budget Group, Inc. (a)	1,525	85,690
C.H. Robinson Worldwide, Inc.	2,109	142,273

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2014continued

	SHARES	VALUE
Transportation — (continued)
CSX Corporation	14,215	$425,313
Echo Global Logistics, Inc. (a)	270	5,943
Expeditors International of Washington, Inc.	2,879	124,315
Genesee & Wyoming, Inc., Class A (a)	747	74,498
Hertz Global Holdings, Inc. (a)	6,398	180,552
Norfolk Southern Corporation	4,382	445,474
Ryder System, Inc.	774	66,665
Southwest Airlines Company	2,480	70,134
United Parcel Service, Inc., Class B	10,071	977,793
Wesco Aircraft Holdings, Inc. (a)	951	18,021

		2,627,301

Consumer Durables & Apparel — 2.6%
Callaway Golf Company	1,006	7,646
Columbia Sportswear Company	201	15,027
CSS Industries, Inc.	90	2,222
Deckers Outdoor Corporation (a)	500	44,255
Ethan Allen Interiors, Inc.	319	7,311
Hanesbrands, Inc.	1,415	138,260
La-Z-Boy, Inc.	774	16,285
Mattel, Inc.	4,833	171,209
Meritage Homes Corporation (a)	506	19,380
Michael Kors Holdings Ltd. (a)	2,740	223,255
Mohawk Industries, Inc. (a)	870	108,550
Newell Rubbermaid, Inc.	3,920	127,322
NIKE, Inc., Class B	10,015	772,457
Oxford Industries, Inc.	198	11,795
Polaris Industries, Inc.	883	130,278
PVH Corporation	1,158	127,588
Tupperware Brands Corporation	737	53,639
Under Armour, Inc., Class A (a)	2,314	154,459
VF Corporation	5,002	306,472
Wolverine World Wide, Inc.	1,395	33,843

		2,471,253

Utilities — 1.8%
American Water Works Company, Inc.	2,549	121,766
Avista Corporation	836	25,941
CenterPoint Energy, Inc.	5,767	140,253
CMS Energy Corporation	3,747	108,401
Consolidated Edison, Inc.	4,153	232,942
Integrys Energy Group, Inc.	1,147	75,197
MGE Energy, Inc.	476	17,907
Utilities — (continued)
New Jersey Resources Corporation	580	29,626
NiSource, Inc.	4,413	166,282
Northeast Utilities	4,555	199,964
Northwest Natural Gas Company	363	15,689
Pepco Holdings, Inc.	3,551	95,344
Piedmont Natural Gas Company, Inc.	1,062	36,841
Sempra Energy	3,303	329,342
UGI Corporation	1,638	79,509
WGL Holdings, Inc.	707	27,559

		1,702,563

Renewable Energy & Energy Efficiency — 1.0%
ITC Holdings Corporation	2,253	81,333
Itron, Inc. (a)	580	20,868
Johnson Controls, Inc.	9,407	444,387
Ormat Technologies, Inc.	191	4,926
Quanta Services, Inc. (a)	3,018	101,073
SunPower Corporation (a)	605	22,222
Tesla Motors, Inc. (a)	1,220	272,426

		947,235

Commercial & Professional Services — 0.9%
ACCO Brands Corporation (a)	1,668	11,042
CBIZ, Inc. (a)	516	4,211
Copart, Inc. (a)	1,662	55,478
Corporate Executive Board Company (The)	478	29,669
Deluxe Corporation	710	39,057
Dun & Bradstreet Corporation (The)	545	59,966
Exponent, Inc.	166	11,799
Heidrick & Struggles International, Inc.	189	3,529
HNI Corporation	608	21,487
ICF International, Inc. (a)	241	8,331
IHS, Inc., Class A (a)	985	129,399
Interface, Inc.	928	14,709
Iron Mountain, Inc.	2,349	78,715
Kelly Services, Inc.	413	6,583
Knoll, Inc.	657	11,044
Manpowergroup, Inc.	1,131	88,094
Navigant Consulting, Inc. (a)	626	10,216
On Assignment, Inc. (a)	659	17,800
R.R. Donnelley & Sons Company	2,971	51,577
Resources Connection, Inc.	503	7,595
Robert Half International, Inc.	1,960	95,354

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2014concluded

	SHARES	VALUE
Commercial & Professional Services — (continued)
RPX Corporation (a)	613	$9,563
Steelcase, Inc.	1,317	19,887
Team, Inc. (a)	246	9,744
Tetra Tech, Inc.	918	22,289
TrueBlue, Inc. (a)	550	14,844
United Stationers, Inc.	543	20,949

		852,931

Automobiles & Components — 0.5%
Autoliv, Inc.	1,339	133,244
BorgWarner, Inc.	3,231	201,129
Harley-Davidson, Inc.	3,101	191,704

		526,077

Food & Staples Retailing — 0.4%
Safeway, Inc.	3,244	111,788
Sysco Corporation	8,302	296,299

		408,087

Healthy Living — 0.3%
Hain Celestial Group, Inc. (The) (a)	719	61,475
United Natural Foods, Inc. (a)	704	41,268
Whole Foods Market, Inc.	5,285	201,993

		304,736

Total Common Stocks (Cost $69,923,951)		94,441,156

SHORT-TERM OBLIGATION — 0.7%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.00%, dated 7/31/14, due 8/1/14, proceeds $660,346 (collateralized by Fannie Mae, 3.034%, due 1/1/42, value $676,521) (Cost $660,346)		660,346

TOTAL INVESTMENTS (b) — 99.7%
(Cost $70,584,297)		95,101,502

Other Assets Less Liabilities — 0.3%		256,624

NET ASSETS — 100.0%		$95,358,126

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $71,726,163 resulting in gross unrealized appreciation and depreciation of $24,745,240 and $1,369,901 respectively, or net unrealized appreciation of $23,375,339.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2014

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $103,383,204 and $70,584,297, respectively)	$121,354,489	$95,101,502
Receivables for:
Capital stock sold	411,581	255,227
Interest	263,364	—
Dividends	32,344	118,380

Total assets	122,061,778	95,475,109

LIABILITIES:
Payable for capital stock repurchased	220	14,810
Accrued expenses	154,675	102,173

Total liabilities	154,895	116,983

NET ASSETS	$121,906,883	$95,358,126

NET ASSETS CONSIST OF:
Paid-in capital	$97,756,076	$70,902,428
Undistributed net investment income	17,982	67,509
Accumulated net realized gains/(losses) on investments	6,161,540	(129,016)
Net unrealized appreciation on investments	17,971,285	24,517,205

NET ASSETS	$121,906,883	$95,358,126

SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED @ $0.01 PAR VALUE)	5,134,208	3,166,980

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$23.74	$30.11

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2014

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$499,264	$—
Dividend and other income (net of $19,203 and $0 foreign withholding taxes, respectively)	1,499,554	1,551,937

Total investment income	1,998,818	1,551,937

EXPENSES:
Administrative services fee	865,525	786,995
Investment advisory fee	677,662	196,722

Total expenses	1,543,187	983,717

NET INVESTMENT INCOME	455,631	568,220

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	8,602,576	5,398,934
Change in net unrealized appreciation on investments	1,362,675	4,878,712

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,965,251	10,277,646

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,420,882	$10,845,866

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE YEAR ENDED JULY 31, 2014	FOR THE YEAR ENDED JULY 31, 2013	FOR THE YEAR ENDED JULY 31, 2014	FOR THE YEAR ENDED JULY 31, 2013
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$455,631	$455,487	$568,220	$530,547
Net realized gain on investments	8,602,576	2,094,952	5,398,934	1,991,872
Change in net unrealized appreciation on Investments	1,362,675	9,690,750	4,878,712	11,554,662

Net increase in net assets resulting from operations	10,420,882	12,241,189	10,845,866	14,077,081

Dividends and distributions to shareholders:
From net investment income	(440,410)	(437,535)	(486,355)	(489,952)
Capital share transactions:
Proceeds from sales of shares	36,540,154	20,192,175	26,577,277	8,422,581
Reinvestment of dividends and distributions	428,141	426,694	476,684	482,186
Payments for shares redeemed	(10,692,351)	(5,570,183)	(8,864,143)	(6,654,752)

Net increase in net assets resulting from capital share transactions	26,275,944	15,048,686	18,189,818	2,250,015

Total increase in net assets	36,256,416	26,852,340	28,549,329	15,837,144
NET ASSETS:
Beginning of year	85,650,467	58,798,127	66,808,797	50,971,653

End of year	$121,906,883	$85,650,467	$95,358,126	$66,808,797

Undistributed net investment income	17,982	8,048	67,509	33,425

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$21.43	$18.06	$17.50	$15.76	$14.75

Income from investment operations:
Net investment income	0.09	0.13	0.10	0.13	0.18
Net realized and unrealized gain on investments	2.31	3.37	0.56	1.75	1.01

Total increase from investment operations	2.40	3.50	0.66	1.88	1.19

Less dividends:
Dividends from net investment income	(0.09)	(0.13)	(0.10)	(0.14)	(0.18)

Net Asset Value, end of year	$23.74	$21.43	$18.06	$17.50	$15.76

Total return	11.20%	19.44%	3.81%	11.92%	8.07%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$121,907	$85,650	$58,798	$58,410	$52,761
Ratio of expenses to average net assets	1.48%	1.48%	1.45%	1.38%	1.38%
Ratio of net investment income to average net assets	0.44%	0.66%	0.58%	0.72%	1.13%
Portfolio turnover	42%	31%	58%	70%	48%

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$26.30	$20.81	$19.99	$17.44	$15.65

Income from investment operations:
Net investment income	0.19	0.21	0.19	0.18	0.17
Net realized and unrealized gain on investments	3.79	5.48	0.83	2.57	1.77

Total increase from investment operations	3.98	5.69	1.02	2.75	1.94

Less dividends:
Dividends from net investment income	(0.17)	(0.20)	(0.20)	(0.20)	(0.15)
Distributions from net realized gains	—	—	—	—	—

Total decrease from dividends	(0.17)	(0.20)	(0.20)	(0.20)	(0.15)

Net Asset Value, end of year	$30.11	$26.30	$20.81	$19.99	$17.44

Total return	15.16%	27.49%	5.14%	15.77%	12.39%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$95,358	$66,809	$50,972	$53,363	$46,591
Ratio of expenses to average net assets	1.25%	1.25%	1.16%	0.95%	0.95%
Ratio of net investment income to average net assets	0.72%	0.92%	0.97%	0.92%	0.97%
Portfolio turnover	32%	17%	14%	13%	13%

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2014:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$81,106,871	$—	$—	$81,106,871
BONDS & NOTES	—	30,650,490	—	30,650,490
CERTIFICATES OF DEPOSIT	—	95,000	—	95,000
SHORT-TERM OBLIGATIONS	—	9,502,128	—	9,502,128

TOTAL	$81,106,871	$40,247,618	$—	$121,354,489

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2014:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$94,441,156	$—	$—	$94,441,156
SHORT-TERM OBLIGATIONS	—	660,346	—	660,346

TOTAL	$94,441,156	$660,346	$—	$95,101,502

The Funds adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended July 31, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3. Neither of the Funds held any Level 3 securities during the year ended July 31, 2014. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the year ended July 31, 2014, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.

(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the FASB issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2014. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2014. At July 31, 2014, the tax years 2011 through 2014 remain open to examination by the Internal Revenue Service.

The Regulated Investment Company Modernization Act of 2010 (“RIC MOD”) was signed into law on December 22, 2010. RIC MOD makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2014, the Balanced Fund and Equity Fund received $5,707 and $1,212, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(H)

Indemnification:    The Fund’s organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of the year ended July 31, 2014, no liability has been accrued.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2014, Green Century accrued fees of $379,895 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund. Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2014 Green Century accrued fees of $75,000 to Northern Trust.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets.
(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2014, Green Century accrued fees of $106,277 and $97,774 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social Index (the “Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the Index, MSCI is paid by the Adviser an annual license fee of $25,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the year ended July 31, 2014, Green Century accrued fees of $65,010 to MSCI.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $63,628,907 and $40,575,619, respectively, for the year ended July 31, 2014. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $42,703,208 and $24,986,178, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2014 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$15,349	$51,229
Undistributed long-term capital gains	6,161,540	1,029,129

Tax accumulated earnings	6,176,889	1,080,358

Accumulated capital and other losses	0	0
Unrealized appreciation (depreciation)	17,973,918	23,375,339

Distributable net earnings (deficit)	$24,150,807	$24,455,697

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended July 31, 2014, the Balanced and Equity Fund utilized $2,441,130 and $4,414,798, respectively of their capital loss carryovers.

The tax character of distributions paid during the fiscal years ended July 31, 2014 and July 31, 2013 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2014	YEAR ENDED JULY 31, 2013	YEAR ENDED JULY 31, 2014	YEAR ENDED JULY 31, 2013
Ordinary income	$440,410	$437,535	$486,355	$489,952
Long-term capital gains	—	—	—	—

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2014	YEAR ENDED JULY 31, 2013	YEAR ENDED JULY 31, 2014	YEAR ENDED JULY 31, 2013
Shares sold	1,581,678	1,000,325	922,022	355,575
Reinvestment of dividends	17,927	22,065	16,188	21,267
Shares redeemed	(462,258)	(281,498)	(311,923)	(285,551)

	1,137,347	740,892	626,287	91,291

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTSconcluded

NOTE 6 — Recent Accounting Pronouncements

In January 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting ASU No. 2013-01 and determined there are no changes to the financial statements.

NOTE 7 — Subsequent Events

Subsequent to July 31, 2014 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of

Green Century Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Green Century Balanced Fund and the Green Century Equity Fund (collectively the “Funds”), each a series of Green Century Funds as of July 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2014

TAX INFORMATION (unaudited)

For the year ended July 31, 2014, the Balanced and Equity Fund had 100% and 100%, respectively, of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2014, the Balanced and Equity Fund had 100% and 100%, respectively, of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2014. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below, with the exception of Mr. Comerford. Mr. Comerford is an “interested person” by virtue of his employment with Instinet, LLC, which may have provided brokerage services to Northern Trust Investments, Inc., the subadviser to the Equity Fund. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Stephen J. Morgan 104 Landing Drive Chapel Hill, NC 27514 Age: 66	Trustee since 1991	President, Clean Energy Solutions, Inc. (since 2008); Vice President, Clean Energy Solutions, Inc. (2007-2008).	2

Bancroft R. Poor 114 State Street Suite 200 Boston, MA 02109 Age: 58	Trustee since 2014	Vice President for Operations/Chief Financial Officer/Assistant Treasurer, Massachusetts Audubon Society (since 1994); Trustee and Chair of Finance and Administration Committee, the Quebec Labrador Foundation (since 2007); Director and Treasurer of US Offshore Wind Collaborative (2010-2013).	2

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 49	Trustee since 2009	Senior Advisor, Funder Collaboration, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007); Director of Major Donor Development and Special Projects, BlueGreen Alliance (2011-2012); Chief Operating Officer, Apollo Alliance (2007-2011).	2

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 66	Chairperson since 2009; Trustee since 1991	Director and President, Gunnison Valley Housing Foundation (since 2011); Director and Vice President, Coal Creek Watershed Coalition (since 2011); Chairperson, Gunnison Valley Transportation Authority (2004-2010); President, Peanut Mine, Inc. (2002-2012); Senior Attorney, Starr and Associates, PC (since 1982); County Commissioner, Gunnison County, CO (1999-2010); Director and Secretary, Crested Butte Land Trust (1991-2009).	2

Interested Trustees:
John Comerford* 114 State Street Suite 200 Boston, MA 02109 Age: 45	Trustee since 2005	Member, Board of Directors, BATS Global Markets (since 2011); Executive Managing Director, Instinet, LLC (since 2007).	2

Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 67	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; President and Executive Director, The Public Interest Network (since 1982); President, U.S. PIRG (since 1983); President, Environment America (since 2007); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (Since 2003).	2

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 52	Trustee since 1991	Acting Director, Fair Share (since 2012); President (2006-2013) and Director (since 2006), Green Century Capital Management, Inc; Political Director, Fund for the Public Interest (since 1989), Senior Staff, Center for Public Interest Research (since 1989), President, Environment America Research and Policy Center (since 2007).	2

Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 61	President since 2005; Treasurer since 2008 and from 1991-2005	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 55	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	Not applicable

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

e-mail: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2014

Balanced Fund

Equity

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2. Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Bancroft R. Poor, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Poor is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/14: $37,400.00

For the fiscal year ended 7/31/13: $37,400.00

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/14: $10,800.00

For the fiscal year ended 7/31/13: $10,800.00

(d)	All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/14: $10,800.00

For the fiscal year ended 7/31/13: $10,800.00

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics: Incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 7, 2014

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
October 7, 2014